Exhibit 99.1

LRR Energy, L.P. Prices Initial Public Offering of Common Units

Houston, Texas (November 10, 2011) - LRR Energy, L.P. (“LRR Energy”) announced today the pricing of its initial public offering of 9,408,000 common units representing limited partner interests at $19.00 per common unit.  The common units are expected to begin trading on the New York Stock Exchange on November 11, 2011 under the ticker symbol “LRE.”  The underwriters have been granted a 30-day option to purchase from LRR Energy up to an additional 1,411,200 common units to cover over-allotments, if any.  The offering is expected to close on or about November 16, 2011, subject to customary closing conditions.

Upon the completion of the offering, the public will own a 42.0% limited partner interest in LRR Energy, or a 48.3% limited partner interest if the underwriters exercise their over-allotment option in full.

Wells Fargo Securities, Raymond James, Citigroup and RBC Capital Markets are acting as joint book-running managers for the offering.  Baird, Oppenheimer & Co. and Stifel Nicolaus Weisel are acting as co-managers for the offering.  This offering of common units will be made only by means of a prospectus. A written prospectus meeting the requirements of Section 10 of the Securities Act of 1933, when available, may be obtained from the offices of:

Wells Fargo Securities

Attn: Equity Syndicate Department

375 Park Avenue

New York, NY 10152

Email: cmclientsupport@wellsfargo.com

Telephone: 800-326-5897

Raymond James

Attention: Equity Syndicate

880 Carillon Parkway,

Tower 3, 5th Floor

St. Petersburg, Florida 33716

Telephone: (800) 248-8863

Citigroup

Attn: Prospectus Department

Brooklyn Army Terminal

140 58th Street, 8th Floor

Brooklyn, New York 11220

Email: batprospectusdept@citi.com

Telephone: (800) 831-9146

RBC Capital Markets

Attention: Prospectus Department

3 World Financial Center

200 Vesey Street, 8th Floor

New York, New York 10281

Telephone: (877) 822-4089

A registration statement relating to these securities has been filed with, and declared effective by, the Securities and Exchange Commission (the “SEC”).  The registration statement is available on the SEC’s web site at http://www.sec.gov under the registrant’s name, “LRR Energy, L.P.”  This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About LRR Energy, L.P.

LRR Energy is a Delaware limited partnership formed in April 2011 by affiliates of Lime Rock Resources to operate, acquire, exploit and develop producing oil and natural gas properties in North America.  LRR Energy’s properties are located in the Permian Basin region in West Texas and southeast New Mexico, the Mid-Continent region in Oklahoma and East Texas and the Gulf Coast region in Texas.

Forward-Looking Statements

This press release includes “forward-looking statements” — that is, statements related to future, not past, events.  Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact.  In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as “anticipate,” “believe,” “intend,” “expect,” “plan” or “will” or other similar words.  These forward-looking statements involve certain risks and uncertainties and ultimately may not prove to be accurate.  Actual results and future events could differ materially from those anticipated in such statements.  For example, we may not be able to raise the planned amount of capital, and we may not be able to complete the proposed offering on the timetable indicated because of general market conditions or otherwise.  For further discussion of risks and uncertainties, you should refer to LRR Energy’s SEC filings.  LRR Energy undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after this press release. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release.  All forward-looking statements are qualified in their entirety by this cautionary statement.

INVESTOR CONTACTS:

Todd Hassen

Director of Finance

(713) 292-9534

thassen@limerockresources.com

Jaime Casas

Chief Financial Officer

(713) 345-2126

jcasas@limerockresources.com